PRUDENTIAL                                                No.
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                                APPLICATION FOR
                           VARIABLE ANNUITY CONTRACT
                                       IN
                      PRUDENTIAL'S VARIABLE INVESTMENT PLAN

Please make check payable to Prudential and mail the check and application to:
The Prudential Insurance Company of America, P.O. Box 2925. Phoenix, AZ 85062

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DESIGNATED ANNUITANT (Please Print)

Name____________________________________________________________________________
Address _________________________ City _________ State____________ Zip__________
Date of Birth _______ ______ ______ Sex [_] Male [_] Female Soc Sec #___ __ ____
               Month   Day    Year
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CONTRACT OWNER (if different from the Designated Annuitant)

Name____________________________________________________________________________
Address _____________________________ City ___________ State _____ Zip _________

Soc Sec# or Tax ID#___ __ ____

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BENEFICIARY DESIGNATION

Primary __________________________ Contingent___________________________________


Relationship                Date of         Relationship           Date of
     to Annuitant _________ Birth _____     to Annuitant _________ Birth _______

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INITIAL PURCHASE PAYMENT (minimum $1000):

                     $_____________________________________
                       (Make checks payable to Prudential)

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INVESTMENT SELECTION--Select one or more subaccount(s);
($300 minimum for each subaccount selected):

                                                        %
                                                   ALLOCATION

[_]  Bond                                          ______ %

[_]  Money Market                                  ______ %

[_]  Common Stock                                  ______ %

[_]  Aggressively Managed Flexible                 ______ %

[_]  Conservatively Managed Flexible               ______ %

[_]  Other                                         ______ %

             TOTAL INVESTED                           100%
                                                   =======


Any future purchases will be allocated in the same percentage(s) as above unless specific instructions to change the allocations are submitted.

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6.   ANNUITY COMMENCEMENT DATE

Annuity payments to begin
on the first day of                                __________    ___________
                                                    Month          Year

    (Cannot be later than the month following the annuiuant's 75th birthday)

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7.   Will the annuity applied for replace any existing annuity or life insurance?

     [_] Yes [_] No    If yes, please furnish details:

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8.   REMARKS OR SPECIAL REQUESTS

                            Supplementary Information
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NOTE: If unable to obtain an answer to D, E, and F, print "NR" (no response)
      immediately following the question and estimate the answer to the extent possible.
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INFORMATION RELATING TO THE PURCHASER (To be Completed by Registered
Representative)

A.   Occupation*________________________________________________________________

*If in the securities business, record the name and address of the employer here:
________________________________________________________________________________

B.   Marital Status ____________________________________________________________

C.   Number of Dependents ______________________________________________________

D.   Estimated Family Income____________________________________________________

E.   Estimated Amount of Family Investments and Savings_________________________

F.   Amount of Insurance on Purchaser's Life____________________________________

G.   Source of Investment_______________________________________________________

H. Do you have, from any source, facts that the proposed Purchaser may replace or change any current insurance or annuity in any company? [_] Yes [_] No If Yes, please furnish details.

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ACKNOWLEDGMENT OF PURCHASER

To the best of my knowledge and belief, my answers to the questions on this application are correct and true I also understand that the Company reserves the right to reject any application or purchase payment. If this application is declined, there shall be no liability on the part of the Company and any purchase payments submitted shall be returned.

I understand that annuity payments and surrender values are based upon the investment experience of a separate account and are variable and are not guaranteed as to a fixed dollar amount.

Receipt of a current prospectus for a variable annuity contract of Prudential's Variable Investment Plan and a current prospectus for Prudential Series Fund, Inc. is hereby acknowledged.



       Istatel


SIGNED AT:________________________________    __________________________________
                    (State)                              (Date)

SIGNATURE(S)______________________________    __________________________________
                (Designated Annuitant)              (Owner, if applicable)

WITNESS___________________________________
           (Registered Representative)

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Be Completed by Registered Representative (Prudential)

________________________________________________________________________________
NAME AND TITLE -- Please Print

________________________________________________________________________________
CQNTRACT NO.                   OFFICE CODE                   RHO

______________________________________________(___)_____________________________
OFFICE                                    PHONE NO.

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To be Completed by Registered Representative (Prudential-Bache)

________________________________________________________________________________
NAME -- Please Print

________________________________________________________________________________
A.E. CONTRACT NO.                             OFFICE CODE

___________________________________________________(____)_______________________
BRANCH OFFICE                                      PHONE NO.